UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/28/2014

Item 1. Reports to Stockholders.

Semiannual Report 11/30/2014

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global High Yield Fund

Class A Shares

CUMULATIVE TOTAL RETURNS AT 11/28/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	J.P. Morgan Global High Yield Index
6-Month	-1.61%	-6.28%	-1.03%
1-Year	2.84	-2.04	4.46
Since Inception (11/8/13)	3.27	-1.35	5.18

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*November 28, 2014, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through November 30, 2014.

2       OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -1.61% during the reporting period. In comparison, the J.P. Morgan Global High Yield Index (the “Index”) returned -1.03%. The Fund and the Index experienced declines largely due to a decline in energy during the reporting period. The Fund maintained a focus on lower-rated bonds during the reporting period, favoring B-rated bonds over BB-rated bonds, and also maintained an allocation to CCC-rated bonds. This positioning detracted from overall performance for the period as lower-quality bonds generally underperformed.

MARKET OVERVIEW

Global fixed-income and equity markets were choppy during the reporting period. U.S. equities were among the top performing asset classes this reporting period, outperforming foreign equities, as well as credit markets and U.S. Treasuries.

In the U.S., the Federal Reserve (the “Fed”) maintained its open-ended quantitative easing (“QE”) program involving monthly bond purchases of $85 billion through the end of 2013, but announced in December that it would begin tapering its purchases in January 2014. In 2014, the Fed reduced its monthly purchases of U.S. government Treasuries and mortgage-backed securities (“MBS”) in steady $10 billion increments, and completed the process (thereby ending the program’s purchases) at the end of October. Tapering the QE program in increments helped reduce market volatility and enabled investors to prepare for a post-QE market environment. Economic data in the U.S. was positive in the second and third quarters of 2014, with Gross Domestic

Product (“GDP”) growing at 4.6% and an estimated 5.0%, respectively.

While economic growth in the U.S. remained largely on track, it slowed in other areas, including Europe, parts of both Latin America and the Asia Pacific region. In Europe, positive data points that had emerged in 2013 and early 2014 largely reversed themselves later in the reporting period and the European Central Bank (the “ECB”) came under even greater pressure to provide a credible plan to boost growth and avoid deflation. In response, the ECB adopted a number of policies designed to stimulate growth. In Japan, which has been mired in economic weakness for years, the Abe administration has adopted even more aggressive economic policies with the Bank of Japan (the “BoJ”) executing a massive QE program. However, the results have not been particularly impressive, with that economy slipping back into recession in the third quarter of 2014 following the consumption tax increase. Emerging markets’ economic growth was mixed, as certain regions like

3 OPPENHEIMER GLOBAL HIGH YIELD FUND

Eastern Europe and the Middle East remained burdened by geopolitical turmoil. Many commodity producing emerging market economies also struggled as prices for most commodities fell. Oil prices fell significantly on oversupply combined with greater production of shale oil in North America. On the other hand, countries like India and Indonesia have benefited from business-friendly new administrations.

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. The U.S. high yield sleeve detracted from performance due to our exposure to the energy sector. As mentioned earlier, energy had a weak reporting period. We decreased our allocation to energy, and also re-allocated some of our lower-quality bonds in the sector to bonds of higher-quality companies in the midstream space that have sold off. Positive performers among our U.S. high yield bond sleeve included our decision to not hold a position in the bond of a troubled casino and hotel company. We instead held corporate loans in the company, which will be held out at par. In addition, within transportation, our investment in a trucking company benefited performance.

The emerging markets corporate bond asset class has been decently resilient over the reporting period – despite U.S. high yield weakening and ongoing negative headlines in Russia and Brazil. The Fund’s exposure to emerging markets corporate bonds produced a slight negative return during the reporting period, but outperformed the performance of the benchmark. The outperformance of the emerging markets corporate bond sleeve was driven by overweight positions in countries that benefit from lower oil prices, such as Turkey and India. A position in Mexico also benefited performance, as did our decision to avoid exposure to Ukraine, which continued to be affected by geopolitical concerns. The sleeve’s outperformance was partially offset by an overweight position in Brazil, which experienced volatility amid election uncertainty. On a sector basis, outperformance was driven by security selection in financials, consumer products, food and beverages, and cable and satellites. Overweight positions in food and beverages and cable and satellites also contributed positively to the sleeve’s performance. Detracting from performance was industrials, due primarily to a position in a Brazilian infrastructure and construction company. Our long position in the security was based on the company’s balance sheet, positive prospects for infrastructure investments in Brazil and solid backlog. The trading levels of the security have been severely affected by investigations into Petrobras, which affected several large construction companies.

Our investment in international developed market corporate bonds produced positive performance during the reporting period and outperformed the benchmark’s international developed market investments. Positive performers in the sleeve included holdings in the European packaging and cable industries. Detracting from performance was our

4 OPPENHEIMER GLOBAL HIGH YIELD FUND

exposure to iron ore holdings in Australia and oil exposure in Canada.

STRATEGY & OUTLOOK

At period end, the Fund continues to have its largest allocation to U.S. high yield. Although we increased our exposure to BB-rated bonds this reporting period, the Fund maintains a pro-credit posture at period end, with its largest exposure to B-rated bonds and CCC-rated bonds.

We currently remain optimistic in terms of the outlook for high yield bonds in developed markets globally, and particularly the U.S. where growth has outpaced the rest of the world. In the U.S. high yield bond sleeve, we continue to like broadcasting-sector holdings, due to the abundance of political advertising. Although we are slightly overweight in the energy sector at period end, as mentioned earlier, we have reduced our exposure to the sector. We also have a material underweight position in metals and mining.

We expect steady to lower economic growth in most of the emerging market space in the near term, which tends to negatively impact high yield companies. Technicals remain strong, with a lack of significant outflows to the emerging market corporate bond asset class. We think it’s important in the near term to minimize Russian exposure, given ongoing geopolitical risk. In addition, we have a cautious outlook to commodity/energy names in this asset class given current pricing. As such, we have maintained overweight positions to countries that typically benefit from lower oil prices, such as Turkey and India, defensive countries like Chile and the United Arab Emirates, and countries with positive structural trends such as Mexico. In contrast, we are underweight in regions with high geopolitical risks, including Russia and Ukraine.

Krishna Memani Portfolio Manager

Jack Brown, CFA Portfolio Manager

Sara J. Zervos, Ph.D. Portfolio Manager

Young-Sup Lee Portfolio Manager

5 OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION
Non-Convertible Corporate Bonds and Notes	90.9%
Corporate Loans	8.7
Preferred Stocks	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 28, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
BBB	2.9%
BB	34.2
B	45.6
CCC	17.0
Unrated	0.3
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of November 28, 2014, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the Sub-Adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

*November 28, 2014, was the last business day of the Fund’s semiannual period. See Note 2 of the accompanying Notes to Financial Statements.

6 OPPENHEIMER GLOBAL HIGH YIELD FUND

Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 11/28/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-1.61%	2.84%	3.27%
Class C (OGYCX)	11/8/13	-1.95%	2.16%	2.63%
Class I (OGYIX)	11/8/13	-1.44%	3.19%	3.62%
Class R (OGYNX)	11/8/13	-1.73%	2.59%	3.04%
Class Y (OGYYX)	11/8/13	-1.46%	3.15%	3.58%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 11/28/14

	Inception Date	6-Month	1-Year	Since Inception
Class A (OGYAX)	11/8/13	-6.28%	-2.04%	-1.35%
Class C (OGYCX)	11/8/13	-2.91%	1.18%	2.63%
Class I (OGYIX)	11/8/13	-1.44%	3.19%	3.62%
Class R (OGYNX)	11/8/13	-2.68%	1.61%	2.11%
Class Y (OGYYX)	11/8/13	-1.46%	3.15%	3.58%

STANDARDIZED YIELDS

For the 30 Days Ended 11/30/14
Class A	5.14%
Class C	4.68
Class I	5.75
Class R	5.15
Class Y	5.70

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares.

7 OPPENHEIMER GLOBAL HIGH YIELD FUND

Standardized yield is based on net investment income for the 30-day period ended 11/30/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class R, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the J.P. Morgan Global High Yield Index. The J.P. Morgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8 OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended November 28, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9 OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value June 1, 2014	Ending Account Value November 28, 2014	Expenses Paid During 6 Months Ended November 28, 2014
Class A	$ 1,000.00	$ 983.90	$ 5.62
Class C	1,000.00	980.50	9.08
Class I	1,000.00	985.60	3.90
Class R	1,000.00	982.70	6.86
Class Y	1,000.00	985.40	4.19

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.14	5.72
Class C	1,000.00	1,015.67	9.24
Class I	1,000.00	1,020.88	3.97
Class R	1,000.00	1,017.90	6.98
Class Y	1,000.00	1,020.58	4.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended November 28, 2014 are as follows:

Class	Expense Ratios
Class A	1.14%
Class C	1.84
Class I	0.79
Class R	1.39
Class Y	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS November 28, 2014* Unaudited

	Principal Amount	Value
Corporate Loans—8.6%
Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[1]	$50,000	$ 48,656
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[1]	25,000	23,381
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[1]	65,000	66,199
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1,2]	217,413	219,519
AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[1]	5,000	4,998
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[1]	100,000	100,463
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.75%, 1/29/18[1]	44,888	41,596
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 10/11/20[1]	213,388	204,785
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	41,895	39,287
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.904%, 1/30/19[1]	205,000	193,103
Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[1]	80,000	80,500
CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[1]	90,000	92,419
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[1]	110,000	95,975
Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[1]	110,000	110,275
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	193,040	194,922
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[1,2]	68,262	61,820
Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 9/5/22[1]	30,000	28,800
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[1]	85,000	85,239
Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 6/27/22[1]	80,000	78,467
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[1]	59,850	59,981
IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[1]	35,000	35,241
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 6/26/23[1]	55,000	54,885
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]	45,000	45,450
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[1]	145,000	141,375
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,2]	145,000	126,150

11 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[1]	$60,000	$ 60,150
Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/2/22[1]	70,000	69,803
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.25%, 9/21/21[1]	70,000	64,400
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	114,138	107,403
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 12/21/19[1]	55,000	47,919
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	50,000	48,375
Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/25/20[1]	215,000	190,275
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	120,000	117,800
Total Corporate Loans (Cost $3,037,301)		2,939,611

Corporate Bonds and Notes—89.8%
Consumer Discretionary—18.9%
Auto Components—1.6%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	100,000	103,250
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[3]	75,000	73,312
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	105,000	113,138
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	130,000	133,250
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	110,000	110,000
		532,950

Automobiles—0.7%
Geely Automobile Holdings Ltd., 5.25% Sr. Unsec. Nts., 10/6/19[3]	80,000	82,200
General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	95,000	96,259
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[3]	75,000	79,219
		257,678

Diversified Consumer Services—0.4%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	145,000	144,275

Hotels, Restaurants & Leisure—3.8%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[3]	75,000	77,250
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	30,000	31,500
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[3]	65,000	59,719
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[3]	60,000	53,325
Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[3]	140,000	147,000
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[4]	35,000	35,437
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[3]	75,000	76,687
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19	55,000	57,887
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[3]	90,000	96,187
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[3]	90,000	87,300

12 OPPENHEIMER GLOBAL HIGH YIELD FUND

		Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21		$45,000	$ 48,263
6.75% Sr. Unsec. Nts., 10/1/20		90,000	97,200
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		100,000	110,250
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[3]		50,000	50,625
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[3]		25,000	25,313
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		95,000	99,513
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[3]		130,000	143,325
			1,296,781

Household Durables—2.0%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[3]		70,000	67,813
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		135,000	141,413
Jarden Corp.:
3.75% Sr. Unsec. Nts., 10/1/21[3]	EUR	25,000	32,196
6.125% Sr. Unsec. Nts., 11/15/22		20,000	20,975
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[3]		40,000	39,225
9.125% Sec. Nts., 11/15/20[4]		135,000	147,150
KB Home, 7% Sr. Unsec. Nts., 12/15/21		75,000	80,250
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		130,000	142,350
			671,372

Media—6.3%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[3]		210,000	212,625
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[3]		70,000	72,275
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23		70,000	70,656
CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 12/1/24		225,000	226,969
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		75,000	76,031
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 11/15/24[3]		85,000	85,850
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		40,000	44,350
Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20		60,000	62,250
5.50% Sr. Unsec. Nts., 9/15/24[3]		20,000	20,325
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		135,000	140,400
Media General Financing Sub, Inc., 5.875% Sr. Unsec. Nts., 11/15/22[3]		80,000	80,600
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20		140,000	146,300
Numericable-SFR, 6% Sr. Sec. Nts., 5/15/22[3]		220,000	223,744
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[3]		45,000	44,100
6.125% Sr. Unsec. Nts., 10/1/22		215,000	222,525
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[2,3]		115,000	124,200
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[2,3]		165,000	180,065
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[3]		115,000	121,325
			2,154,590

Multiline Retail—0.5%
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[3,5]		170,000	184,025

Specialty Retail—2.8%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[3]		135,000	122,850

13 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Specialty Retail (Continued)
Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19	$185,000	$ 157,250
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[3]	75,000	75,750
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	65,000	70,037
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	135,000	152,888
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[3]	134,000	135,675
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20	40,000	43,300
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	65,000	68,900
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[3]	130,000	133,250
		959,900

Textiles, Apparel & Luxury Goods—0.8%
American Achievement Corp., 10.875% Sec. Nts., 4/15/16[3]	45,000	44,156
Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[3]	30,000	29,437
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	215,000	211,238
		284,831

Consumer Staples—2.9%
Beverages—0.2%
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	75,000	76,687

Food & Staples Retailing—0.4%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[3,5]	125,000	91,875
Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21	40,000	42,100
		133,975

Food Products—1.6%
Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	65,000	63,822
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	127,000	138,271
Gruma SAB de CV, 4.875% Sr. Unsec. Nts., 12/1/24[2,3]	80,000	82,000
HJ Heinz Co., 4.25% Sec. Nts., 10/15/20	60,000	60,906
Marfrig Holding Europe BV, 6.875% Sr. Unsec. Nts., 6/24/19[3]	135,000	133,515
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	55,000	55,688
		534,202

Household Products—0.1%
Spectrum Brands, Inc., 6.375% Sr. Unsec. Nts., 11/15/20	40,000	42,500

Personal Products—0.2%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	55,000	55,963

Tobacco—0.4%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	140,000	150,675

Energy—15.2%
Energy Equipment & Services—1.5%
American Energy-Permian Basin LLC/AEPB Finance Corp., 7.125% Sr. Unsec. Nts., 11/1/20[3]	75,000	61,125
Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[3]	95,000	87,400
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[4]	45,000	45,225

14 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	$50,000	$ 45,500
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	61,000	51,240
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	95,000	84,550
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	95,000	72,200
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	45,000	44,100
Seventy Seven Operating LLC, 6.625% Sr. Unsec. Nts., 11/15/19	5,000	4,500
		495,840

Oil, Gas & Consumable Fuels—13.7%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24	30,000	30,675
6.125% Sr. Unsec. Nts., 7/15/22	65,000	69,225
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	65,000	66,381
Arch Coal, Inc., 8% Sec. Nts., 1/15/19[3]	70,000	47,950
Athlon Holdings LP/Athlon Finance Corp., 6% Sr. Unsec. Nts., 5/1/22[3]	95,000	103,075
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	55,000	56,925
6.625% Sr. Unsec. Nts., 10/1/20	95,000	99,750
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[3]	30,000	27,750
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	140,000	134,750
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[3]	25,000	25,312
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	105,000	102,900
California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[3]	75,000	67,875
5.50% Sr. Unsec. Nts., 9/15/21[2,3]	100,000	90,250
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	65,000	59,800
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	90,000	89,550
5.375% Sr. Unsec. Nts., 6/15/21	20,000	20,650
5.75% Sr. Unsec. Nts., 3/15/23	95,000	101,175
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 6.375% Sr. Unsec. Nts., 3/15/24	60,000	58,950
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23[2]	55,000	54,450
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22[3]	90,000	90,112
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[3]	100,000	94,000
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	25,000	25,000
6.125% Sr. Unsec. Nts., 3/1/22	85,000	85,000
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	60,000	49,800
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	50,000	53,250
7.50% Sr. Sec. Nts., 10/15/20	75,000	86,438
Energy XXI Gulf Coast, Inc., 6.875% Sr. Unsec. Nts., 3/15/24[3]	20,000	15,050
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	90,000	92,250
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	100,000	82,500
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	50,000	49,563

15 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	$145,000	$ 112,375
9.75% Sr. Unsec. Nts., 7/15/20	50,000	38,500
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[3]	65,000	68,250
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	100,000	101,250
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	70,000	66,500
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[4]	50,000	52,750
Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[3]	55,000	47,575
Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	135,000	120,825
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	30,000	29,400
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	145,000	134,125
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	100,000	90,500
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	70,000	58,450
Murray Energy Corp., 9.50% Sr. Sec. Nts., 12/5/20[3]	85,000	90,100
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[3]	100,000	102,500
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[3]	70,000	72,800
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	115,000	108,675
Pacific Rubiales Energy Corp., 5.625% Sr. Unsec. Nts., 1/19/25[3]	140,000	129,500
Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[3]	65,000	63,781
Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	105,000	98,831
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	60,000	56,250
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	45,000	46,687
5.00% Sr. Sub. Nts., 3/15/23	15,000	14,991
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	70,000	68,950
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[3]	45,000	43,425
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	70,000	67,200
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[3]	105,000	94,763
7.75% Sr. Unsec. Nts., 6/15/21	50,000	49,500
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	102,000	82,620
Seven Energy Ltd., 10.25% Sr. Sec. Nts., 10/11/21[3]	85,000	83,991
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	80,000	81,400
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	55,000	54,725
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125% Sr. Unsec. Nts., 11/15/19[3]	35,000	35,175
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	39,000	39,780
6.25% Sr. Unsec. Nts., 10/15/22[3]	30,000	30,750
Triangle USA Petroleum Corp., 6.75% Sr. Unsec. Nts., 7/15/22[3]	75,000	61,500
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17[4]	70	64,050

16 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	$70,000	$70,875
WPX Energy, Inc., 5.25% Sr. Unsec. Nts., 9/15/24	40,000	38,700
		4,702,375

Financials—10.9%
Capital Markets—2.7%
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	150,000	162,750
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[3]	125,000	125,937
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21[3]	40,000	42,075
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[3]	145,000	151,525
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875% Sr. Unsec. Nts., 10/1/20	85,000	82,238
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	180,000	191,700
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[3]	40,000	39,300
Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19[2]	35,000	35,175
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[3]	110,000	99,550
		930,250

Commercial Banks—2.3%
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	150,000	155,250
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	135,000	136,028
Finansbank AS, 6.25% Sr. Unsec. Nts., 4/30/19[3]	105,000	112,087
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]	130,000	135,687
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[3]	45,000	40,838
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22[3]	115,000	119,313
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]	100,000	99,958
		799,161

Consumer Finance—2.0%
Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24	75,000	76,687
7.50% Sr. Unsec. Nts., 9/15/20	104,000	122,200
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	31,350
Enova International, Inc., 9.75% Sr. Nts., 6/1/21[3]	75,000	75,938
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	110,000	107,250
6.125% Sr. Unsec. Nts., 3/25/24	100,000	100,250
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[3]	50,000	50,250
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	120,000	115,800
		679,725

Diversified Financial Services—1.2%
First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[3,5]	6,532	6,895
InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[3]	85,000	85,893

17 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Financial Services (Continued)
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	$145,000	$ 140,650
MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[3]	65,000	67,600
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[3]	25,000	26,281
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20	145,000	84,463
		411,782

Insurance—0.7%
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3]	130,000	135,525
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	80,000	85,000
		220,525

Real Estate Investment Trusts (REITs)—0.6%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25[3]	75,000	77,812
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	70,000	71,750
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	65,000	64,269
		213,831

Real Estate Management & Development—1.3%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[3]	130,000	135,525
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19	115,000	133,354
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[3]	50,000	49,937
Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18	130,000	136,429
		455,245

Thrifts & Mortgage Finance—0.1%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[3]	40,000	37,600

Health Care—4.9%
Biotechnology—0.2%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	55,000	50,050

Health Care Equipment & Supplies—0.4%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[3]	145,000	135,394

Health Care Providers & Services—4.1%
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22[3]	35,000	36,050
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	140,000	148,225
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	30,000	30,825
5.75% Sr. Unsec. Nts., 8/15/22	145,000	153,700
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[3]	25,000	25,312
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	160,000	148,800
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	95,000	101,531
HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	135,000	154,912
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	145,000	152,613
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[3]	55,000	53,350

18 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Health Care Providers & Services (Continued)
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	$100,000	$ 104,250
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	30,600
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	175,000	179,375
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20	90,000	95,963
		1,415,506

Pharmaceuticals—0.2%
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[3]	45,000	46,519
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.75% Sr. Unsec. Nts., 8/1/22[3]	30,000	30,712
		77,231

Industrials—14.3%
Aerospace & Defense—2.9%
B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	25,000	27,094
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[3]	240,000	238,800
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	145,000	137,025
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	125,000	132,344
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	70,000	76,387
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[2,3]	55,000	56,100
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	75,000	66,375
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	85,000	86,700
TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	75,000	76,125
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	105,000	106,575
		1,003,525

Air Freight & Couriers—0.9%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[3]	270,000	263,250
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[3]	45,000	48,038
		311,288

Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	85,000	90,419

Building Products—1.2%
Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[3]	65,000	65,325
CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[3]	95,000	100,225
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	145,800
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10% Sr. Unsec. Nts., 6/1/20[3]	85,000	88,400
		399,750

Commercial Services & Supplies—2.6%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	80,063
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[4]	90,000	90,450
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[3]	115,000	105,225
8.50% Sec. Nts., 9/15/22[3]	100,000	84,000

19 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	$62,000	$ 66,185
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	124,300
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	240,000	218,400
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[3]	140,000	134,050
		902,673

Construction & Engineering—0.5%
Consolidated Energy Finance SA, 6.75% Sr. Unsec. Nts., 10/15/19[3]	80,000	80,400
Empresas ICA SAB de CV, 8.875% Sr. Unsec. Nts., 5/29/24[3]	50,000	47,625
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[3]	80,000	37,200
		165,225

Electrical Equipment—0.8%
ESAL GmbH, 6.25% Sr. Unsec. Nts., 2/5/23[3]	85,000	85,744
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	100,000	83,500
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[3]	85,000	90,365
		259,609

Machinery—1.9%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	80,000	83,600
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[4]	85,000	84,044
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	100,000	108,500
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[3]	75,000	77,344
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	135,000	139,050
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	75,000	77,531
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	85,000	86,700
		656,769

Marine—0.4%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	95,000	84,550
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[3]	55,000	53,281
		137,831

Professional Services—0.4%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	150,800

Road & Rail—0.7%
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[4]	65,000	67,925
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[4]	180,000	160,200
		228,125

Trading Companies & Distributors—1.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[3]	65,000	65,894
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	180,000	185,400
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[2,3]	40,000	40,950
7.50% Sr. Unsec. Nts., 7/15/20[3]	140,000	148,400

20 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Trading Companies & Distributors (Continued)
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[3]	$145,000	$ 143,187
		583,831

Information Technology—7.0%
Communications Equipment—1.3%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[3]	240,000	250,200
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	145,000	142,462
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	65,000	69,050
		461,712

Electronic Equipment, Instruments, & Components—0.4%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	65,000	69,225
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[3]	55,000	55,756
		124,981

Internet Software & Services—0.7%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	156,750
Equinix, Inc., 5.375% Sr. Unsec. Nts., 1/1/22	75,000	75,750
		232,500

IT Services—1.6%
First Data Corp., 8.25% Sec. Nts., 1/15/21[3]	265,000	284,875
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]	160,000	163,200
Rolta Americas LLC, 8.875% Sr. Unsec. Nts., 7/24/19[3]	100,000	98,250
		546,325

Semiconductors & Semiconductor Equipment—0.7%
Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[3]	130,000	134,550
10.75% Sr. Unsec. Nts., 8/1/20	85,000	93,713
Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[3]	20,000	21,200
		249,463

Software—1.8%
Balboa Merger Sub, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[2,3]	120,000	118,200
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[4]	120,000	121,200
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	145,000	136,662
Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[3]	145,000	145,634
Sixsigma Networks Mexico SA de CV, 8.25% Sr. Unsec. Nts., 11/7/21[3]	75,000	77,813
		599,509

Technology Hardware, Storage & Peripherals—0.5%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]	165,000	173,415

Materials—7.6%
Chemicals—1.3%
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	200,000	197,520
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	90,000	79,200
NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[3]	35,000	36,269

21 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Chemicals (Continued)
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]		$155,000	$ 149,575
			462,564

Construction Materials—1.0%
Cemex SAB de CV:
4.75% Sr. Sec. Nts., 1/11/22[3]	EUR	15,000	18,879
5.70% Sr. Sec. Nts., 1/11/25[3]		120,000	116,100
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[3]		60,000	56,175
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[3]		60,000	60,390
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[3]		75,000	76,425
			327,969

Containers & Packaging—1.7%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[3]		75,000	74,437
6.75% Sr. Unsec. Nts., 1/31/21[3]		35,000	35,787
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]		16,765	17,142
BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[3]		70,000	72,450
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]		45,000	41,175
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		20,000	19,300
Graphic Packaging International, Inc., 4.75% Sr. Unsec. Nts., 4/15/21		50,000	50,375
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[2,3]		30,000	30,413
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		41,000	42,845
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		25,000	25,844
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[3]		40,000	39,950
5.125% Sr. Unsec. Nts., 12/1/24[3]		40,000	40,200
6.50% Sr. Unsec. Nts., 12/1/20[3]		70,000	77,350
			567,268

Metals & Mining—2.3%
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20		95,000	97,850
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[3]		20,000	20,025
ArcelorMittal, 6% Sr. Unsec. Nts., 3/1/21		95,000	100,225
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[3]		55,000	53,075
FMG Resources August 2006 Pty Ltd., 6.875% Sr. Unsec. Nts., 4/1/22[3]		95,000	85,381
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[3]		90,000	90,563
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]		60,000	51,150
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		85,000	92,650
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[3]		115,000	101,200
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		80,000	73,400
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[3]		30,000	32,250
			797,769

Paper & Forest Products—1.3%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		130,000	130,975

22 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Paper & Forest Products (Continued)
PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[3]	$75,000	$ 76,781
Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[3]	145,000	150,075
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[3]	100,000	105,500
		463,331

Telecommunication Services—5.6%
Diversified Telecommunication Services—3.9%
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[3]	265,000	276,262
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	100,000	100,800
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[3]	130,000	138,937
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	85,000	89,250
7.625% Sr. Unsec. Nts., 4/15/24	40,000	42,500
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	135,000	140,400
Level 3 Escrow II, Inc., 5.375% Sr. Unsec. Nts., 8/15/22[3]	25,000	25,312
Oi SA, 5.75% Sr. Unsec. Nts., 2/10/22[3]	25,000	24,031
T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	100,000	102,875
6.625% Sr. Unsec. Nts., 4/1/23	145,000	151,163
Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[3]	35,000	35,591
Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	58,125
7.75% Sr. Unsec. Nts., 10/15/20	65,000	68,543
7.75% Sr. Unsec. Nts., 10/1/21	65,000	68,331
		1,322,120

Wireless Telecommunication Services—1.7%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[3]	135,000	132,300
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[3]	115,000	122,044
Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	125,000	128,125
7.875% Sr. Unsec. Nts., 9/15/23	145,000	152,612
VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[3]	70,000	64,838
		599,919

Utilities—2.5%
Electric Utilities—0.0%
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[6]	90,000	9

Gas Utilities—0.2%
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	70,000	69,650

Independent Power and Renewable Electricity Producers—2.1%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21	85,000	97,750
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18	50,000	50,750
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	90,000	91,350
7.875% Sr. Sec. Nts., 1/15/23[3]	135,000	150,187
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	62,700

23 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	$ 53,586	$ 58,777
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22	55,000	56,788
6.625% Sr. Unsec. Nts., 3/15/23	145,000	152,613
		720,915

Multi-Utilities—0.2%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[3]	55,000	53,212
Total Corporate Bonds and Notes (Cost $31,422,949)		30,767,395

	Shares
Preferred Stock—0.3%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[3] (Cost $125,185)	126	127,106

Total Investments, at Value (Cost $34,585,435)	98.7%	33,834,112
Net Other Assets (Liabilities)	1.3	436,142
Net Assets	100 .0%	$ 34,270,254

Footnotes to Statement of Investments

*November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after November 28, 2014. See Note 4 of the accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,682,231 or 45.76% of the Fund’s net assets as of November 28, 2014.

4. Restricted security. The aggregate value of restricted securities as of November 28, 2014 was $868,431, which represents 2.53% of the Fund’s net assets. See Note 4 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14-4/25/14	$85,403	$84,044	$(1,359)
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	11/15/13-5/1/14	123,205	121,200	(2,005)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13-11/25/13	90,874	90,450	(424)
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	12/11/13	35,000	35,437	437
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13-10/28/14	44,459	45,225	766

24 OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	11/13/13-11/18/13	$143,117	$147,150	$4,033
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/12/13	67,281	67,925	644
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	53,135	52,750	(385)
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17	8/7/14	68,069	64,050	(4,019)
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	2/28/14-5/14/14	163,214	160,200	(3,014)

		$873,757	$868,431	$(5,326)

5. Interest or dividend is paid-in-kind, when applicable.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

Forward Currency Exchange Contracts as of November 28, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation

BOA	01/2015	USD	34	EUR	25	$2,936
CITNA-B	12/2014	USD	71	EUR	55	2,951

Total Unrealized Appreciation						$5,887

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
CITNA-B	Citibank NA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$26,529,918	78.4%
Canada	809,137	2.4
Brazil	667,140	2.0
United Kingdom	609,792	1.8
Netherlands	589,916	1.7
Mexico	402,807	1.2
Colombia	352,344	1.0
Luxembourg	338,167	1.0
India	326,588	1.0
Turkey	315,449	0.9
Ireland	295,625	0.9
Israel	284,900	0.8
United Arab Emirates	269,783	0.8

25 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Chile	$257,353	0.8%
Russia	237,212	0.7
France	223,744	0.7
China	222,825	0.7
Peru	162,318	0.5
South Africa	150,075	0.4
Barbados	138,937	0.4
Jamaica	132,300	0.4
Greece	129,775	0.4
Australia	85,381	0.2
Nigeria	83,991	0.2
Hong Kong	82,200	0.2
Puerto Rico	54,885	0.2
Belgium	52,750	0.2
Germany	28,800	0.1

Total	$33,834,112	100.0%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES November 28, 20141 Unaudited

Assets
Investments, at value (cost $34,585,435)—see accompanying statement of investments	$33,834,112

Cash	352,297

Unrealized appreciation on foreign currency exchange contracts	5,887

Receivables and other assets:
Investments sold (including $291,441 sold on a when-issued or delayed delivery basis)	291,441
Interest	534,218
Shares of beneficial interest sold	28,062
Other	12,586

Total assets	35,058,603

Liabilities
Payables and other liabilities:
Investments purchased (including $650,286 purchased on a when-issued or delayed delivery basis)	650,286
Dividends	103,998
Distribution and service plan fees	6,980
Trustees’ compensation	1,108
Shares of beneficial interest redeemed	251
Other	25,726

Total liabilities	788,349

Net Assets	$34,270,254

Composition of Net Assets
Par value of shares of beneficial interest	$3,487

Additional paid-in capital	35,030,253

Accumulated net investment income	2,069

Accumulated net realized loss on investments and foreign currency transactions	(20,100)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(745,455)

Net Assets	$34,270,254

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

27 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $31,023,937 and 3,157,018 shares of beneficial interest outstanding)	$9.83
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.32

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,470,997 and 251,497 shares of beneficial interest outstanding)	$9.83

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $11,091 and 1,129 shares of beneficial interest outstanding)	$9.83

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $277,734 and 28,258 shares of beneficial interest outstanding)	$9.83

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $486,495 and 49,495 shares of beneficial interest outstanding)	$9.83

See accompanying Notes to Financial Statements.

28 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF

OPERATIONS For the Six Months Ended November 28, 20141 Unaudited

Investment Income
Interest	$1,080,349

Dividends	4,459

Total investment income	1,084,808

Expenses
Management fees	129,595

Distribution and service plan fees:
Class A	7,402
Class C	11,120
Class R2	458

Transfer and shareholder servicing agent fees:
Class A	34,575
Class C	2,448
Class I	2
Class R2	206
Class Y	773

Shareholder communications:
Class A	2,923
Class C	1,156
Class R2	59
Class Y	214

Custodian fees and expenses	30,942

Legal, auditing and other professional fees	21,650

Trustees’ compensation	4,849

Other	5,052

Total expenses	253,424
Less reduction to custodian expenses	(304)
Less waivers and reimbursements of expenses	(47,460)

Net expenses	205,660

Net Investment Income	879,148

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	27,911
Foreign currency transactions	(1,394)

Net realized gain	26,517

Net change in unrealized appreciation/depreciation on:
Investments	(1,486,774)
Translation of assets and liabilities denominated in foreign currencies	2,662

Net change in unrealized appreciation/depreciation	(1,484,112)

Net Decrease in Net Assets Resulting from Operations	$(578,447)

1. November 28, 2014 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

29 OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended November 28, 2014[1] (Unaudited)	Period Ended May 30, 2014[1,2]

Operations
Net investment income	$879,148	$725,232

Net realized gain (loss)	26,517	(47,093)

Net change in unrealized appreciation/depreciation	(1,484,112)	738,657

Net increase (decrease) in net assets resulting from operations	(578,447)	1,416,796

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(806,600)	(710,063)
Class C	(49,416)	(12,883)
Class I	(304)	(280)
Class R3	(4,632)	(1,217)
Class Y	(18,965)	(6,413)

	(879,917)	(730,856)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	394,937	31,221,087
Class C	994,914	1,554,673
Class I	1,324	—
Class R3	171,197	104,469
Class Y	(76,544)	576,621

	1,485,828	33,456,850

Net Assets
Total increase	27,464	34,142,790

Beginning of period	34,242,790	100,000[4]

End of period (including accumulated net investment income of $2,069 and $2,838, respectively)	$34,270,254	$34,242,790

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. Effective July 1, 2014, Class N shares were renamed Class R. See Note 1 of the accompanying Notes.

4. Reflects the value of the Manager’s initial seed money invested on September 15, 2011.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER GLOBAL HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended November 28, 2014[1] (Unaudited)	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.26	0.26
Net realized and unrealized gain (loss)	(0.16)	0.25

Total from investment operations	0.10	0.51

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.26)

Net asset value, end of period	$9.83	$10.25

Total Return, at Net Asset Value[4]	(1.61)%	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,024	$31,950

Average net assets (in thousands)	$31,518	$27,035

Ratios to average net assets:[5]
Net investment income	5.10%	4.64%
Total expenses	1.39%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.14%	1.15%

Portfolio turnover rate	35%	103%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s 2014 reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 8, 2013 (inception of offering) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

31 OPPENHEIMER GLOBAL HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended November 28, 2014[1] (Unaudited)	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.22	0.24
Net realized and unrealized gain (loss)	(0.19)	0.24

Total from investment operations	0.03	0.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.23)

Net asset value, end of period	$9.83	$10.25

Total Return, at Net Asset Value[4]	(1.95)%	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,471	$1,576

Average net assets (in thousands)	$2,234	$543

Ratios to average net assets:[5]
Net investment income	4.41%	4.22%
Total expenses	2.43%	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%	1.85%

Portfolio turnover rate	35%	103%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s 2014 reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 8, 2013 (inception of offering) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

32 OPPENHEIMER GLOBAL HIGH YIELD FUND

Class I	Six Months Ended November 28, 2014[1] (Unaudited)	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.28	0.28
Net realized and unrealized gain (loss)	(0.14)	0.25

Total from investment operations	0.14	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.56)	(0.28)

Net asset value, end of period	$9.83	$10.25

Total Return, at Net Asset Value[4]	(1.44)%	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10

Average net assets (in thousands)	$11	$10

Ratios to average net assets:[5]
Net investment income	5.44%	4.89%
Total expenses	1.12%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.79%	0.80%

Portfolio turnover rate	35%	103%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s 2014 reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 8, 2013 (inception of offering) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

33 OPPENHEIMER GLOBAL HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended November 28, 2014[1] (Unaudited)	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.25	0.26
Net realized and unrealized gain (loss)	(0.17)	0.24

Total from investment operations	0.08	0.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.25)

Net asset value, end of period	$9.83	$10.25

Total Return, at Net Asset Value[4]	(1.73)%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$278	$116

Average net assets (in thousands)	$189	$47

Ratios to average net assets:[5]
Net investment income	4.88%	4.60%
Total expenses	1.88%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.40%

Portfolio turnover rate	35%	103%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s 2014 reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 8, 2013 (inception of offering) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

34 OPPENHEIMER GLOBAL HIGH YIELD FUND

Class Y	Six Months Ended November 28, 2014[1] (Unaudited)	Period Ended May 30, 2014[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.25	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.27	0.29
Net realized and unrealized gain (loss)	(0.14)	0.24

Total from investment operations	0.13	0.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.55)	(0.28)

Net asset value, end of period	$9.83	$10.25

Total Return, at Net Asset Value[4]	(1.46)%	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$486	$591

Average net assets (in thousands)	$703	$219

Ratios to average net assets:[5]
Net investment income	5.38%	5.20%
Total expenses	1.38%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.84%

Portfolio turnover rate	35%	103%

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s 2014 reporting period. See Note 2 of the accompanying Notes.

2. For the period from November 8, 2013 (inception of offering) to May 30, 2014.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

35 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS November 28, 2014 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of November 28, 2014, approximately 72% of the Fund’s total shares outstanding were owned by the Manager and its affiliates.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

36 OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable,

37 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended May 30, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended May 30, 2014 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$21,353

As of November 28, 2014, it is estimated that the will have no capital loss carryforwards. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended November 28, 2014, it is estimated that the Fund will utilize $21,353 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 28, 2014 are noted in the following table. The primary difference

38 OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Significant Accounting Policies (Continued)

between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$34,593,435

Gross unrealized appreciation	$391,188
Gross unrealized depreciation	(1,150,511)

Net unrealized depreciation	$(759,323)

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

39 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

40 OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

41 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$2,939,611	$—	$2,939,611
Corporate Bonds and Notes	—	30,767,395	—	30,767,395
Preferred Stock	—	127,106	—	127,106

Total Investments, at Value	—	33,834,112	—	33,834,112
Other Financial Instruments:
Foreign currency exchange contracts	—	5,887	—	5,887

Total Assets	$—	$33,839,999	$—	$33,839,999

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of November 28, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$650,286
Sold securities	291,441

42 OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

Restricted Securities. As of November 28, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of November 28, 2014 is as follows:

Cost	$–
Market Value	$9
Market value as % of Net Assets	Less than 0.005%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

43 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

44 OPPENHEIMER GLOBAL HIGH YIELD FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended November 28, 2014, the Fund had daily average contract amounts on forward contracts to sell of $70,780.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative

45 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the

46 OPPENHEIMER GLOBAL HIGH YIELD FUND

5. Risk Exposures and the Use of Derivative Instruments (Continued)

mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at November 28, 2014.

	Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Net Amount

Bank of America NA	$2,936	$2,936
Citibank NA	2,951	2,951

	$5,887	$5,887

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of November 28, 2014:

Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$ 5,887

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies	Total

Foreign exchange contracts	$5,887	$5,887

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

47 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended November 28, 2014[1,2]		Period Ended May 30, 2014[1,2,3]
	Shares	Amount	Shares	Amount

Class A
Sold	345,484	$3,488,194	3,295,607	$33,102,284
Dividends and/or distributions reinvested	14,409	145,013	5,170	52,803
Redeemed	(320,595)	(3,238,270)	(189,057)	(1,934,000)

Net increase	39,298	$394,937	3,111,720	$31,221,087

Class C
Sold	121,970	$1,238,755	152,574	$1,552,390
Dividends and/or distributions reinvested	4,683	47,093	1,208	12,328
Redeemed	(28,952)	(290,934)	(986)	(10,045)

Net increase	97,701	$994,914	152,796	$1,554,673

Class I
Sold	126	$1,295	—	$—
Dividends and/or distributions reinvested	3	29	—	—
Redeemed	—	—	—	—

Net increase	129	$1,324	—	$—

Class R4
Sold	16,544	$166,812	10,182	$103,501
Dividends and/or distributions reinvested	437	4,385	95	968
Redeemed	—	—	—	—

Net increase	16,981	$171,197	10,277	$104,469

Class Y
Sold	40,904	$418,203	61,126	$622,167
Dividends and/or distributions reinvested	1,851	18,691	601	6,134
Redeemed	(50,945)	(513,438)	(5,042)	(51,680)

Net increase (decrease)	(8,190)	$(76,544)	56,685	$576,621

1. November 28, 2014 and May 30, 2014 represent the last business days of the Fund’s 2014 reporting period.

2. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

3. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares each of Class C, Class I, Class R and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 15, 2011. These amounts are not reflected in the table above.

4. Effective July 1, 2014, Class N shares were renamed Class R.

48 OPPENHEIMER GLOBAL HIGH YIELD FUND

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended November 28, 2014 were as follows:

	Purchases	Sales

Investment securities	$13,033,663	$11,828,396

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

The Fund’s management fee for the fiscal six months ended November 28, 2014 was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the

49 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class R shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

50 OPPENHEIMER GLOBAL HIGH YIELD FUND

8. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

November 28, 2014	$6,686	$514

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I, 1.40% for Class R shares and 0.85% for Class Y shares. During the six months ended November 28, 2014, the Manager reimbursed the Fund $38,554, $6,553, $18, $469 and $1,866 for Class A, Class C, Class I, Class R and Class Y shares, respectively.

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer Funds.

51 OPPENHEIMER GLOBAL HIGH YIELD FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

52 OPPENHEIMER GLOBAL HIGH YIELD FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani, Sara Zervos, Jack Brown, and Young-Sup Lee, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Manager, the Sub-Adviser and the Fund. Since the Fund’s inception, the Manager and Sub-Adviser provided information in the investment performance of the Fund, the Manager and the Sub-Adviser. The Board considered that the Fund was launched on November 8, 2013 and that it does not have a complete year of performance history. The Board noted that for the year-to-date period ended April 30, 2014, the Fund ranked in the 83rd percentile of the independent consultant’s high yield bond category.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the Sub-Adviser and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail high yield bond funds with comparative asset levels and distribution features. The Board noted that the Fund’s contractual management fee was higher than its peer group median and its category median. The Board also noted that the Fund’s total expenses were equal to its peer group median and higher than its category median. The Board considered that the Fund’s contractual management fees rank in the fourth quintile and that its total expenses rank in the third quintile. The Board considered that within the total asset range of $0 to $50 million, the Fund’s effective management fee rate was higher than its peer group median and category median. The Board noted that the Manager has agreed to contractually waive fees and/or reimburse the Fund so that total expenses, as a percentage of average daily net assets will not exceed the following annual rates: 1.15% for Class A shares, 1.85% for Class C shares, 1.40% for Class R shares, 0.85% for Class Y shares and 0.80% for Class I shares. The Board noted that this fee waiver may not be amended or withdrawn for one year from the date of the prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

53 OPPENHEIMER GLOBAL HIGH YIELD FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND

SUB-ADVISORY AGREEMENTS Unaudited / Continued

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

54 OPPENHEIMER GLOBAL HIGH YIELD FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

55 OPPENHEIMER GLOBAL HIGH YIELD FUND

OPPENHEIMER GLOBAL HIGH YIELD FUND

Trustees and Officers	Sam Freedman, Chairman of the Board of Trustees and Trustee
Jon S. Fossel, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
Robert J. Malone, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
William F. Glavin, Jr., Trustee
Jack Brown, Vice President
Young-Sup Lee, Vice President
Krishna Memani, Vice President
Sara J. Zervos, Ph.D., Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP
The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc.   All rights reserved.

56 OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

57 OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63 OPPENHEIMER GLOBAL HIGH YIELD FUND

OppenheimerFunds®

The Right Way

to Invest

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit oppenheimerfunds.com/investors to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/8/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	1/8/2015